                                                                   EXHIBIT 10.50

                 AMENDED AND RESTATED INTERIM FUNDING AGREEMENT

                                  by and among

                 PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V.,

                    THE OTHER MEMBERS OF THE BORROWER GROUP,

                              QUALCOMM INCORPORATED

                                       and

                                 ELECTRO BANQUE

                 and Consented and Agreed to and Acknowledged by

                    TELEFONAKTIEBOLAGET L.M. ERICSSON (PUBL),

                               ABN AMRO BANK N.V.,

                                     ALCATEL

                                       and

                                 ELECTRO BANQUE,
                       as Facility 2 Administrative Agent

                           Dated as of April 26, 2002

                               TABLE OF CONTENTS

                                                                                Page
                                                                                ----
Section 1.   Definitions and Rules of Interpretation .............................2

Section 2.   The Credits and General Provisions Regarding the Special Loans ......6

Section 3.   Conditions Precedent ...............................................12

Section 4.   Conditional Waiver .................................................16

Section 5.   Covenants of Borrower ..............................................17

Section 6.   Representations and Warranties .....................................18

Section 7.   Events of Default ..................................................19

Section 8.   Miscellaneous ......................................................19


EXHIBITS AND SCHEDULES

Exhibit A-1    Form of Interim Loan Pagare

Exhibit A-2    Form of Backstop Fee Loan Pagare

Exhibit A-3    Form of Additional Interim Loan Pagare

Exhibit B      Interim Business Plan

Exhibit C-1    [Intentionally Omitted]

Exhibit C-2    [Intentionally Omitted]

Exhibit C-3    Form of Second QUALCOMM Forbearance Agreement

Exhibit C-4    Form of Second Vendor Parties Forbearance Agreement

Exhibit D      Form of Sales Transaction Proceeds Allocation Agreement

Exhibit E      Form of Borrower Group Release

Exhibit F-1    Form of stock option agreement for the initial Interim Loan

Exhibit F-2    Form of stock option agreement for the initial Interim Loan
               (Spanish translation)

Exhibit F-3    Form of stock option agreement for Additional Interim Loans

Exhibit F-4    Form of stock option agreement for Additional Interim Loans
               (Spanish translation)

Exhibit G      Form of Loan Request

Exhibit G-1    Form of Loan Request pursuant to Tranche B Commitment

Exhibit H      [Intentionally Omitted]

Exhibit I      Form of Amended and Restated Shareholders' Agreement

Exhibit J      Form of Amendment No. 2 to the Collateral Agency Agreement

Exhibit K      Form of Amendment No. 2 to the Intercreditor Agreement

Exhibit L      Form of Notice and Request for Amendments and Waivers Letter

Exhibit M-1  Form of Opinion of Fried Frank Harris Shriver & Jacobson,
             special New York counsel to Borrower, for the initial Interim Loan


Exhibit M-2  Form of Opinion of Mijares, Angoitia, Cortes y Fuentes, S.C.,
             Mexico counsel to Borrower, for the initial Interim Loan

Exhibit M-3  Form of Opinion of Fried Frank Harris Shriver & Jacobson, special
             New York counsel to Borrower, for the initial Additional Interim
             Loan

Exhibit M-4  Form of Opinion of Mijares, Angoitia, Cortes y Fuentes, S.C.,
             Mexico counsel to Borrower, for the initial Additional Interim Loan

Exhibit N    Form of Amendment No. 4 to the QUALCOMM Credit Agreement

Exhibit O    Form of Amendment No. 5 to QUALCOMM Credit Agreement

Exhibit P    Form of Amendment No. 1 to Electro Banque Facility 2 Credit
             Agreement

Schedule 1   List of Guarantees and Counter-Guarantees that Require Confirmation

Schedule 2   Drawdown Schedule

Schedule 3   Regulatory Approvals

Schedule 4   Additional Interim Loans Availability Schedule

                 AMENDED AND RESTATED INTERIM FUNDING AGREEMENT

            This AMENDED AND RESTATED INTERIM FUNDING AGREEMENT, dated as of April 26, 2002 (this "Agreement"), is entered into by and among PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V., a sociedad anonima de capital variable organized under the laws of Mexico ("Borrower"), the other members of the Borrower Group, QUALCOMM INCORPORATED, a corporation organized under the laws of the State of Delaware ("OUALCOMM"), and ELECTRO BANQUE, a financial institution organized under the laws of France, its capacity as a lender under the Electro Banque Facility 2 Credit Agreement (in such capacity, "Electro Banque"); and consented and agreed to and acknowledged, with respect to the provisions set forth in Section 4, by TELEFONAKTIEBOLAGET L.M. ERICSSON (PUBL), a limited liability company organized under the laws of Sweden ("Ericsson", together with QUALCOMM the "Lenders" under the Credit Agreement (as defined below)), ABN AMRO BANK N.V., as administrative agent for the Lenders (the "Administrative Agent"), ALCATEL, a corporation duly incorporated under the laws of France ("Alcatel"), and ELECTRO BANQUE, in its capacity as administrative agent for the lenders party to the Electro Banque Facility 2 Credit Agreement (in such capacity, the "Facility 2 Administrative Agent").

                                    RECITALS

            A. Borrower has entered into an Interim Funding Agreement, dated as of January 16, 2002, among Borrower, the other members of the Borrower Group, QUALCOMM, Ericsson, the Administrative Agent and Alcatel, pursuant to which QUALCOMM has advanced Facility-2 Loans under the Credit Agreement (as defined below) to finance the payment of minimum working capital expenditures of Borrower in accordance with the Interim Business Plan (as defined below), which Interim Funding Agreement is amended and restated by this Agreement.

            B. Borrower has entered into an Amended and Restated Credit Agreement, dated as of December 15, 1998, by and among Borrower, QUALCOMM, the Lenders and the Administrative Agent, as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of May 27, 1999, Amendment No. 2 to Amended and Restated Credit Agreement, dated as of November 28, 2000, Amendment No. 3 to Amended and Restated Credit Agreement, dated as of October 10, 2001, and Amendment No. 4 to Amended and Restated Credit Agreement, dated as of January 16, 2002 (as so amended and as otherwise amended, supplemented, modified or restated from time to time, the "Credit Agreement").

            C. Borrower has requested QUALCOMM to amend the Credit Agreement in order to provide Additional Interim Loans (as defined below) under the Credit Agreement to finance the payment of working capital expenditures of Borrower in accordance with the Business Plan (as defined below) subject to the terms and conditions of the Credit Agreement and this Agreement, and QUALCOMM is willing to provide such Additional Interim Loans from its unused Facility-2 Commitment subject to the terms and conditions and in reliance on the representations and warranties set forth in this Agreement.

            D. Borrower has entered into a Credit Agreement, dated as of October 10, 2001, by and among Borrower, the lenders party thereto and the Facility 2 Administrative Agent

(as amended, supplemented, modified or restated from time to time, the "Electro Banque Facility 2 Credit Agreement").

            E. Borrower has requested Electro Banque to amend the Electro Banque Facility 2 Credit Agreement in order to provide Additional Interim Loans under the Tranche B Term Facility (as defined below) to finance the payment of working capital expenditures of Borrower in accordance with the Business Plan subject to the terms and conditions of the Electro Banque Facility 2 Credit Agreement and this Agreement, and Electro Banque is willing to provide such Additional Interim Loans from its unused Tranche B Commitment (as defined below) subject to the terms and conditions and in reliance on the representations and warranties set forth in this Agreement.

            F. QUALCOMM and Electro Banque have agreed to enter into a Participation Agreement, which will be acknowledged by Borrower, whereby QUALCOMM will purchase from Electro Banque, and Electro Banque will sell to QUALCOMM a participation in the Additional Interim Loans made by Electro Banque from its unused Tranche B Commitment pursuant to the Electro Banque Facility 2 Credit Agreement and this Agreement (as amended, supplemented, modified or restated from time to time, the "Participation Agreement").

            G. Borrower has entered into a Common Agreement, dated as of December 15, 1998, as the same has been and hereinafter may be amended, supplemented, modified or restated from time to time, among Borrower, the other members of the Borrower Group, the Alcatel Administrative Agent, the QUALCOMM Administrative Agent, the Facility 2 Administrative Agent, the Intercreditor Agent and the Collateral Agent (as amended, supplemented, modified or restated from time to time, the "Common Agreement").

            H. Holdings is entering into the Definitive Agreement (as defined below) among Holdings, Holdings' shareholders, TEM (as defined below), and certain other parties named therein, pursuant to which TEM has agreed to purchase the capital stock of certain of the shareholders of Holdings in accordance with the terms and conditions of the Definitive Agreement.

            NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        Section 1. Definitions and Rules of Interpretation.

                   (a) Definitions. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings given to them in the Credit Agreement or, if not defined therein or herein, the Common Agreement. In addition, as used in this Agreement, the following terms shall have the following meanings:

        "Additional Interim Loan Commitment" has the meaning set forth in
Section 2.3(a).

        "Additional Interim Loan Funding Closing Date" means the date that all the conditions precedent set forth in Section 3.2 are satisfied (or waived by QUALCOMM in its sole discretion).

       "Additional Interim Loan Pagare" means the promissory note in the form of Exhibit A-3 to be delivered for each Borrowing of Additional Interim Loans.

       "Additional Interim Loans" means the Special Loans made, or caused to be made, by QUALCOMM pursuant to Section 2.3.

        "Additional Interim Loans Availability Schedule" means the monthly availability schedule of Additional Interim Loans as set forth in Schedule 4.

        "Additional Interim Operating Plan" has the meaning assigned to such term in the Definitive Agreement.

        "Additional Financing Facility Loans" has the meaning set forth in
Section 2.1(b).

        "Amended and Restated Shareholders' Agreement" means the Amended and Restated Shareholders' Agreement in the form of Exhibit I.

        "Approved Sale Transaction" has the meaning assigned to such term in the Amended and Restated Shareholders' Agreement.

        "Backstop Fee" has the meaning set forth in Section 5.1(d).

        "Backstop Fee Loan" has the meaning set forth in Section 2.4.

        "Backstop Fee Loan Pagare" means the promissory note in the form of Exhibit A-2 to be delivered for the Borrowing of the Backstop Fee Loan.

        "Borrowing" means a borrowing or advance of credit pursuant to the terms and conditions of this Agreement.

        "Business Plan" has the meaning assigned to such term in the Definitive Agreement.

        "Buyer" has the meaning assigned to such term in the Sale Transaction Proceeds Allocation Agreement.

        "Capital Expenditures" means, for any period, consistent with U.S. GAAP, expenditures (including amounts expended in connection with capitalization of leases) made by Borrower to acquire or construct and maintain or repair (to the extent that such maintenance or repair have been capitalized) fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs in the ordinary course) during such period.

        "Closing" has the meaning assigned to such term in the Definitive Agreement.

        "Closing Date" means the date that all the conditions precedent set forth in Section 3.1 are satisfied (or waived by QUALCOMM in its sole discretion).

        "CNIE" means the Comision Nacional de Inversiones Extranjeras of Mexico.

        "COFETEL" means the Comision Federal de Telecomunicaciones of Mexico.

       "Covered Bride Default" has the meaning assigned to such term in the Second QUALCOMM Forbearance Agreement.

        "Covered Default" means a Covered Bridge Default or a Covered Vendor Facility Default.

        "Covered Vendor Facility Default" has the meaning assigned to such term in the Second Vendor Parties Forbearance Agreement.

        "Definitive Agreement" means the Stock Purchase Agreement to be entered into by and among TEM, the Borrower, the other members of the Borrower Group, Alejandro Burillo Azcarraga, Carmela Azcarraga Milmo, Scotiabank Inverlat, S.A., Institucion de Banca Multiple, Grupo Financiero Scotiabank Inverlat, as trustee of trust No. 101814, Leap PCS Mexico, Inc., Leap Wireless International, Inc., International Equity Investments, Inc., NI Media Equity, LLC, LAIF X SPRL, QUALCOMM, Sprint Mexico, Inc., Sprint Corporation, Alcatel and Ericsson, pursuant to which TEM shall purchase from certain of the shareholders of Holdings all the capital stock of Holdings owned by such shareholders in accordance with the terms and conditions thereof.

        "Dollars" or "$" shall mean the lawful currency of the United States.

        "Drawdown Schedule" means the anticipated disbursement schedule of Interim Loans determined in accordance with the Interim Business Plan and set forth in Schedule 2.

        "Financing Costs" means, for any period, consistent with U.S. GAAP, any interest or other financing costs (including, without limitation, the interest component of capitalized leases and the amortization of capitalized financing costs) paid in such period by Borrower other than to Alcatel, Ericsson and QUALCOMM or paid in such period by Borrower in the ordinary course of business relating to trade payables.

        "Interim Business Plan" means the updated interim business plan dated as of December 21, 2001, in form and substance satisfactory to QUALCOMM, covering the Interim Business Plan Period and attached as Exhibit B to this Agreement.

        "Interim Business Plan Period" shall mean the period from December 1, 2001 through March 31, 2002.

        "Interim Loan" means the Special Loans made by QUALCOMM pursuant to
Section 2.2.

        "Interim Loan Commitment" has the meaning set forth in Section 2.2(a).

        "Interim Loan Pagare" means the promissory note in the form of Exhibit A-1 to be delivered for each Borrowing of Interim Loans.

        "Loan Request" means a request for loans by Borrower in the form of Exhibit G or Exhibit G-1, as appropriate, pursuant to Section 2.1(d).

       "Operating Costs" means, for any period, consistent with U.S. GAAP, (a) reasonable and necessary expenses of administering and operating the Business during such period, (b) insurance premium costs paid by any member of the Borrower Group during such period, (c) property taxes payable by any member of the Borrower Group during such period, (d) sales and excise taxes payable by any member of the Borrower Group during such period (other than taxes imposed on or measured by income or receipts), (e) costs and fees, including taxes and royalties, if any, of maintaining the Licenses payable during such period, (f) legal, accounting and other professional fees incurred during such period in connection with any of the foregoing items or relating to a Sale Transaction or this Agreement, (g) fees incurred during such period in connection with the establishment, maintenance or administration of any accounts approved by QUALCOMM, (h) repair and maintenance costs which are expensed (as opposed to capitalized) by any member of the Borrower Group during such period, (i) lease payments on non-capitalized leases paid by any member of the Borrower Group during such period, and (j) depreciation and amortization (excluding amortization of capitalized financing costs) payable during such period.

        "Process Agent" has the meaning set forth in Section 9(j).

        "Quarterly Date" means March 31, June 30, September 30 and December 31, as applicable.

        "Sale Transaction" has the meaning assigned to that term in the Sale Transaction Proceeds Allocation Agreement.

        "Sale Transaction Proceeds Allocation Agreement" means the Sale Transaction Proceeds Allocation Agreement in the form of Exhibit D.

        "SCT" means the Secretaria de Comunicaciones y Transportes of Mexico.

        "Second OUALCOMM Forbearance Agreement" means the Forbearance Agreement executed by QUALCOMM in the form of Exhibit C-3.

        "Second Vendor Parties Forbearance Agreement" means the Forbearance Agreement executed by the Secured Parties in the form of Exhibit C-4.

        "Signing Date" means January 16, 2002.

        "Special Loan Commitments" means the Additional Interim Loan Commitment and the Interim Loan Commitment.

        "Special Loan Scheduled Maturity Date" has the meaning set forth in
Section 2.2(b).

             "Special Loans" mean the Additional Interim Loans, the Backstop Fee Loan, the Interim Loans and the Additional Financing Facility Loans.

        "Sprint Agreements" means (i) the Operator Agreement, (ii) the Technology and Know-how License Agreement, dated as of March 15, 2000, by and between Holdings and Sprint Spectrum LP ("Sprint") and (iii) the Trademark License Agreement, dated as of March 15,

2000, by and between Holdings and Sprint Communications Company L.P. each as assigned by Holdings to Borrower.

        "Sprint Settlement Agreement" means the Termination, Settlement and Mutual Release Agreement, in form and substance satisfactory to QUALCOMM, by and among Borrower; the other members of the Borrower Group; Leap PCS Mexico, Inc.; Alejandro Burillo Azcarraga; Carmela Azcarraga Milmo; Scotiabank Inverlat, S.A., Institucion de Banca Multiple, Grupo Financiero Scotiabank Inverlat, formerly known as Banco Inverlat, S.A., Institucion de Banca Multiple, Grupo Financiero Inverlat, as trustee of trust No. 101814; International Equity Investments, Inc.; NI Media Equity, LLC; LAIF X SPRL; Sprint Spectrum L.P.; Sprint Communications Company L.P.; Sprint Mexico, Inc.; and Sprint Corporation.

        "TEM" means Telefonica Moviles, S.A.

        "Tranche B Commitment" has the meaning assigned to such term in the Electro Banque Facility 2 Credit Agreement.

        "Tranche B Term Facility" has the meaning assigned to such term in the Electro Banque Facility 2 Credit Agreement.

        "Tranche B Loans" has the meaning assigned to such term in the Electro Banque Facility 2 Credit Agreement.

        "Transaction Documents" means this Agreement, the Sale Transaction Proceeds Allocation Agreement, the Amended and Restated Shareholders' Agreement, and the other documents contemplated to be delivered pursuant to or as a condition to this Agreement (other than the Definitive Agreement and the other documents required to implement the Sale Transaction).

        "Working Capital" means, consistent with U.S. GAAP, current operating assets and current operating liabilities of the Borrower Group (taken as a whole without duplication), which shall include accounts receivable, taxes receivable, accounts payable, taxes payable, inventories and pre-paid advertising, but excluding cash and marketable securities.

                   (b) Rules of Interpretation. The rules of interpretation set forth in Section 1.02 of the Common Agreement shall be applicable to this Agreement, mutatis mutandis, as if set forth in this Agreement.

        Section 2. The Credits and General Provisions Regarding the Special
Loans.

               2.1 Borrowings Under the Credit Agreement.

                   (a) Borrowings Under OUALCOMM's FACILITY-2 Commitments. Borrowings of Interim Loans and the Backstop Fee Loan (each as described below) made by Borrower shall be funded by Borrowings of Facility-2 Loans under QUALCOMM's unused Facility-2 Commitment existing under the Credit Agreement, and all Borrower's obligations with respect to the Interim Loans and Backstop Fee Loan shall be secured on a senior secured basis, pari passu with the existing Senior Indebtedness. The parties shall cooperate to obtain all necessary consents, waivers and approvals with respect to the Interim Loans and the Backstop Fee Loan as set forth in greater detail in Section 3.1.

                    (b) Additional Interim Loan Facility, Additional Interim Loans (as described below) shall be funded pursuant to (i) a new "Facility-3" to be established in connection with an amendment to the Credit Agreement, (ii) in the Facility 2 Administrative Agent's sole discretion, one or more amendments to the Electro Banque Facility 2 Credit Agreement, (iii) in QUALCOMM's sole discretion, one or more amendments to the Credit Agreement, or (iv) a new Financing Agreement contemplated to be executed to fund Additional Interim Loans and up to $40,000,000.00 (the "Additional Financing Facility Loans") required to be provided by QUALCOMM under the Additional Financing Facility (as defined in the Definitive Agreement) with such terms and provisions as set forth in the Definitive Agreement, in each case, to be executed in connection with the other conditions precedent set forth in Section 3.2 and all Borrower's obligations with respect to the Additional Interim Loans shall be secured on a senior secured basis, pari passu with the existing Senior Indebtedness. The parties shall cooperate to obtain all necessary consents, waivers and approvals with respect to the Additional Interim Loans as set forth in greater detail in
Section 3.2.

                   (c) Credit Agreement and Electro Banque Facility 2 Credit Agreement Terms Incorporated by Reference.

            (i) All the terms and provisions with respect to Loans under the Credit Agreement shall apply to the Special Loans made under this Agreement as if set forth in this Agreement. Each Facility-2 Loan under the Credit Agreement advanced as a Special Loan and all covenants applicable to Borrower with respect to such Special Loans shall be subject to all the terms and conditions of the Facility-2 Loans under the Credit Agreement except to the extent such terms and conditions are expressly modified by this Agreement.

            (ii) All the terms and provisions with respect to Tranche B Loans under the Electro Banque Facility 2 Credit Agreement shall apply to the Additional Interim Loans made under this Agreement as if set forth in this Agreement. Each Tranche B Loan under the Electro Banque Facility 2 Credit Agreement advanced as an Additional Interim Loan and all covenants applicable to Borrower with respect to such Additional Interim Loans shall be subject to all the terms and conditions of the Tranche B Loans under the Electro Banque Facility 2 Credit Agreement except to the extent such terms and conditions are expressly modified by this Agreement.

                   (d) Request For Borrowings. To request a Special Loan, Borrower shall notify QUALCOMM of such request by telephone not later than 11:00 a.m., San Diego time, at least five (5) Business Days before the date of the proposed Borrowing which shall be consistent with the Drawdown Schedule or the Additional Interim Loans Availability Schedule, as applicable. Each telephonic loan request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile of a written, signed Loan Request to (i) QUALCOMM in the form of Exhibit G for Special Loans to be advanced from QUALCOMM's unused Facility-2 Commitment, or (ii) QUALCOMM and Electro Banque in the form of Exhibit G-1 for Additional Interim Loans to be advanced from Electro Banque's unused Tranche B Commitment.

                   (e) Availability. On the date specified for the Borrowing in the Loan Request, subject to the terms and conditions set forth in this Agreement, QUALCOMM shall make the amount of the Special Loan available to Borrower by depositing, or causing to be deposited, the same in immediately available funds in the account of Borrower set forth in the Loan Request. Borrowings of Interim Loans shall be permitted in accordance with the Drawdown Schedule. Borrowings of Additional Interim Loans in each monthly period shall be permitted up to the amounts set forth for such relevant monthly period in the Additional Interim Loans Availability Schedule. Additional Interim Loan amounts not funded in any monthly period shall be carried over to the subsequent monthly period for availability under such monthly period. QUALCOMM's obligation to make, or cause to be made, Special Loans available to Borrower shall automatically end on the first to occur of (i) the Closing under the Definitive Agreement, or (ii) prior to Closing under the Definitive Agreement, the date that the Definitive Agreement is revoked, rescinded or abandoned by any party thereto for any reason or terminated in accordance with the terms thereof.

              2.2 The Interim Financing.

                   (a) Interim Loan Commitments. Subject to the terms and conditions set forth in this Agreement, QUALCOMM agrees to make Interim Loans to Borrower from time to time on or after the applicable conditions precedent in
Section 3 have been satisfied (or waived by QUALCOMM) in an aggregate amount up to the lesser of (i) QUALCOMM's unused Facility-2 Commitment (which is $96,000,000.00 as of the Signing Date) and (ii) $60,000,000.00 (the "Interim Loan Commitment"). The Interim Loan Commitment is duplicative of, and not in addition to, the Facility-2 Commitment, and utilization or reduction of one shall automatically utilize or reduce the other. The repayment of Interim Loans shall not reinstate the Interim Loan Commitment. Without limiting the other provisions of the Credit Agreement applicable to QUALCOMM's Facility-2 Commitment, QUALCOMM's Facility-2 Commitment shall be automatically reinstated in accordance with its terms to the extent that the Interim Loans are repaid by Borrower on or before the Special Loan Scheduled Maturity Date; provided, however, that if the Interim Loans are not repaid by the Special Loan Scheduled Maturity Date, QUALCOMM's Facility-2 Commitment shall be reinstated upon the repayment in full of all amounts due in respect of the Interim Loans on or before the date that is thirty (30) days after the Special Loan Scheduled Maturity Date, provided that the liquidated damages amounts payable by Borrower under Section 2.05(a) of the Definitive Agreement are also paid in full when due.

                   (b) Repayment of Interim Loans. The Interim Loans, together with all accrued and unpaid interest thereon (subject to the provisions set forth in Section 2.2(c)), shall be due and payable on the first to occur of (i) the date that is thirty (30) days after the Closing under the Definitive Agreement, or (ii) prior to Closing under the Definitive Agreement, the date that the Definitive Agreement is revoked, rescinded or abandoned by any party thereto for any reason or terminated in accordance with the terms thereof (the "Special Loan Scheduled Maturity Date").

                   (c) Interest Rate Applicable to Interim Loans. Borrower shall pay interest on the unpaid principal amount of each Interim Loan from the date of the funding of such Interim Loan until such Interim Loan is paid at a fixed rate equal to twelve percent (12%) per annum; provided, however, that if (i) the Closing under the Definitive Agreement occurs and (ii) the Interim Loans are timely repaid in accordance with Section 2.2(b), then the Interim Loans will be deemed not to bear interest. In the event that such Interim Loan is not timely repaid in accordance with Section 2.2(b), interest on such Interim Loan shall accrue at a rate per annum equal to the Eurodollar Rate plus ten percent (10%) and the per annum interest rate applicable to such Interim Loans shall increase by one percent (1%) each month until such Interim Loan and all accrued interest thereon has been paid in full; provided, however, that the interest rate on such Interim Loans shall in no event exceed twenty-two percent (22%) per annum. All interest under this Section 2.2(c) shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

              2.3 The Additional Interim Financing.

                   (a) Additional Interim Loan Commitment. Subject to the terms and conditions set forth in this Agreement, QUALCOMM agrees to make, or cause to be made, Additional Interim Loans to Borrower from time to time after the applicable conditions precedent in Section 3 have been satisfied (or waived by QUALCOMM) in an aggregate amount up to $100,000,000.00 (the "Additional Interim Loan Commitment"). The Additional Interim Loan Commitment is duplicative of, and not in addition to, each of the Facility-2 Commitment and the Tranche B Commitment and (i) utilization or reduction of the Additional Interim Loan Commitment shall automatically utilize or reduce the Facility-2 Commitment or the Tranche B Commitment, as applicable, and (ii) utilization or reduction of either of the Facility-2 Commitment or the Tranche B Commitment from the date of this Agreement shall automatically utilize or reduce the Additional Interim Loan Commitment. For borrowings of Additional Interim Loans, Borrower shall utilize, first, up to $31,000,000.00 from QUALCOMM's unused Facility-2 Commitment, second, the unused Tranche B Commitment (which is $61,915,173.00 as of the date of this Agreement) and, third, the other financing facilities contemplated to fund Additional Interim Loans referenced in Section 2.1(b). The repayment of Additional Interim Loans shall not reinstate the Additional Interim Loan Commitment.

            Without limiting the other provisions of the Credit Agreement applicable to the Facility-2 Commitment, the Facility-2 Commitment shall be automatically reinstated in accordance with its terms to the extent that the Additional Interim Loans funded from QUALCOMM's Facility-2 Commitment are repaid by Borrower on or before the Special Loan Scheduled Maturity Date; provided, however, that if the Additional Interim Loans are not repaid by the Special Loan Scheduled Maturity Date, QUALCOMM's Facility-2 Commitment shall be reinstated upon the repayment in full of all amounts due in respect of the Additional Interim Loans on or before the date that is thirty (30) days after the Special Loan Scheduled Maturity Date, provided that the liquidated damages amounts payable by Borrower under Section 2.05(a) of the Definitive Agreement are also paid in full when due.

            Without limiting the other provisions of the Electro Banque Facility 2 Credit Agreement applicable to the Tranche B Commitment not used to disburse Additional Interim Loans, the Tranche B Commitment shall be automatically reinstated in accordance with its terms to the extent that the Additional Interim Loans funded from the Tranche B Commitment are repaid by Borrower on or before the Special Loan Scheduled Maturity Date; provided, however, that if the Additional Interim Loans are not repaid by the Special Loan Scheduled Maturity Date, Tranche B Commitment shall be reinstated upon the repayment in full of all amounts due in respect of the Additional Interim Loans on or before the date that is thirty (30) days after the Special Loan Scheduled Maturity Date, provided that the liquidated damages amounts payable by Borrower under
Section 2.05(a) of the Definitive Agreement are also paid in full when due.

                   (b) Repayment of Additional Interim Loans. The Additional Interim Loans, together with all accrued and unpaid interest (subject to the provisions set forth in Section 2.3(c)), shall be due and payable on the Special Loan Scheduled Maturity Date. Any repayment of Additional Interim Loans shall be allocated, first, to payment in full of all Additional Interim Loans advanced from Electro Banque's Tranche B Commitment (including all accrued and unpaid interest thereon), second, to payment in full of all Additional Interim Loans advanced from QUALCOMM's Facility-2 Commitment (including all accrued and unpaid interest thereon) and, third, to payment in full of all Additional Interim Loans advanced from the other financing facilities contemplated to fund Additional Interim Loans referenced in Section 2.1(b).

                   (c) Interest Rate Applicable to Additional Interim Loans. Borrower shall pay interest on the unpaid principal amount of each Additional Interim Loan from the date of the funding of such Additional Interim Loan until such Additional Interim Loan is repaid at a fixed rate equal to twelve percent (12%) per annum; provided, however, that if (i) the Closing under the Definitive Agreement occurs and (ii) the Additional Interim Loans are timely repaid in accordance with Section 2.3(b), then the Additional Interim Loans will have been deemed to bear interest at a rate applicable for a Eurodollar Rate with a three-month Interest Period, which Eurodollar Rate shall have been selected on the previous Quarterly Date, or if such Quarterly Date is not a Business Day, the immediately preceding Business Day. In the event that such Additional Interim Loan is not timely repaid in accordance with Section 2.3(b), interest on such Additional Interim Loan shall accrue at a rate per annum equal to the Eurodollar Rate plus ten percent (10%) and the per annum interest rate applicable to such Additional Interim Loans shall increase by one percent (1%) each month until such Additional Interim Loan and all accrued interest thereon has been paid in full; provided, however, that the interest rate on such Additional Interim Loans shall in no event exceed twenty-two percent (22%) per annum. All interest under this Section 2.3(c) shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

               2.4 Backstop Fee Financing.

                   (a) Backstop Fee Loan Commitment. Upon the satisfaction of the conditions precedent set forth in Sections 3.1 and 3.3, QUALCOMM shall have been deemed to have made a Facility-2 Loan under the Credit Agreement in the amount of $5,000,000.00 (the "Backstop Fee Loan") pursuant to the terms and conditions of the Credit Agreement. Upon receipt of the duly executed Backstop Fee Loan Pagare from Borrower, if requested from Borrower, QUALCOMM shall deliver to Borrower a written acknowledgment that the Backstop Fee has been paid. QUALCOMM's commitment under this Section 2.4(a) to make the Backstop Fee Loan is duplicative of, and not in addition to, the Facility-2 Commitment, and utilization or reduction of one shall automatically utilize or reduce the other. The Facility-2 Commitments of QUALCOMM shall be automatically reinstated in accordance with their terms to the extent that such Backstop Fee Loan is repaid by Borrower on or before the Special Loan Scheduled Maturity Date; provided, however, that if the Backstop Fee Loans are not repaid by the Special Loan Scheduled Maturity Date, QUALCOMM's Facility-2 Commitment shall be reinstated upon the repayment in full of all amounts due in respect of the Additional Interim Loans on or before the date that is thirty (30) days after the Special Loan Scheduled Maturity Date, provided that the liquidated damages amounts payable by Borrower under Section 2.05(a) of the Definitive Agreement are also paid in full when due.

                   (b) Repayment of Backstop Fee Loan. The Backstop Fee Loan, together with all accrued and unpaid interest (subject to the provisions set forth in Section 2.4(c)), shall be due and payable on the Special Loan Scheduled Maturity Date.

                   (c) Interest Rate Applicable to Backstop Fee Loan. Borrower shall pay interest on the unpaid principal amount of the Backstop Fee Loan from the date of the funding of the Backstop Fee Loan until such Backstop Fee Loan is repaid at a fixed rate equal to twelve percent (12%) per annum; provided, however, that if (i) the Closing under the Definitive Agreement occurs and (ii) the Backstop Fee Loan is timely repaid in accordance with Section 2.4(b), then the Backstop Fee Loan will be deemed not to bear interest. In the event that such Backstop Fee Loan is not timely repaid in accordance with Section 2.4(b), interest on such Backstop Fee Loan shall accrue at a rate per annum equal to the Eurodollar Rate plus ten percent (10%) and the per annum interest rate applicable to such Backstop Fee Loans shall increase by one percent (1%) each month until such Backstop Fee Loan and all accrued interest thereon has been paid in full; provided, however, that the interest rate on such Backstop Fee Loans shall in no event exceed twenty-two percent (22%) per annum. All interest under this Section 2.4(c) shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

            2.5 Participations. QUALCOMM may, without the consent of Borrower, sell participations to one or more shareholders (or their affiliates) of Holdings (each, a "Participant") in all or a portion of QUALCOMM's rights and obligations under this Agreement and the Pagares (including all or a portion of its Interim Loan Commitment and its Additional Interim Loan Commitment and the Special Loans owing to it); provided that (a) each such Participant shall participate in the Interim Loans (and the Interim Loan Commitment) and the Additional Interim Loans (and the Additional Interim Loan Commitment) in a minimum percentage amount equal to its percentage ownership interest in Holdings and (b) QUALCOMM shall enter into a participation agreement with each Participant. The participation agreement shall provide that QUALCOMM shall retain the sole right to enforce this Agreement and the Credit Agreement and to approve any amendment, modification or waiver of any provision of this Agreement and the Credit Agreement except as expressly set forth in the participation agreement; provided that such agreement or instrument may provide that QUALCOMM will not, without the consent of the Participant, agree to a reduction of the principal of or interest rate applicable to Special Loans in which such Participant has an interest or the extension of the Special Loan Scheduled Maturity Date of any Special Loans in which such Participant has an interest.

            2.6 Termination of the Special Loan Commitments. The Special Loan Commitments and QUALCOMM's obligations to make, or cause to be made, Special Loans thereunder shall terminate upon the occurrence of any of the following:

                   (a) Event of Default. An Event of Default (other than a Covered Vendor Facility Default) shall occur under the Financing Agreements or the Security Documents or a Bridge Event of Default (other than a Covered Bridge Default) shall occur under the Bridge Financing Agreements or the Bridge Security Documents.

                   (b) Material Adverse Effect. An event or condition shall occur on or after the Signing Date that has or could reasonably be expected to result in a Material Adverse Effect and QUALCOMM has provided notice to Borrower that a Material Adverse Effect exists.

                   (c) Failure to Achieve Conditions Precedent by a Date Certain. The Interim Loan Commitment shall terminate without any further action on the part of QUALCOMM if the Closing Date has not occurred on or before January 31, 2002. The Additional Interim Loan Commitment shall terminate if (i) without any further action on the part of QUALCOMM, the Additional Interim Loan Funding Closing Date has not occurred on or before May 31, 2002 unless otherwise waived in writing by QUALCOMM in its sole discretion, or (ii) the Definitive Agreement is, prior to Closing thereunder, revoked, rescinded or abandoned by any party thereto for any reason or terminated in accordance with the terms thereof and QUALCOMM gives notice to that effect to Borrower.

                   (d) Termination of Facility-2 Commitment and Tranche B Commitment. A termination of the Special Loan Commitments pursuant to Sections 2.6(a), (b) or (c), of this Agreement shall not constitute an automatic termination of the Facility-2 Commitment or the Tranche B Commitment.

            2.7 Liquidated Damages. If Closing under the Definitive Agreement occurs and the Special Loans are not repaid in full on or before the Special Loan Scheduled Maturity Date, the liquidated damages provision with respect to such late payment set forth in Section 2.05(a) of the Definitive Agreement shall supersede Sections 2.2(c), 2.3(c) and 2.4(c) of this Agreement and shall apply to the unpaid Special Loans. Section 2.05(a) of the Definitive Agreement is hereby incorporated by reference as if fully set forth in this Agreement and the defined terms used in Section 2.05(a) of the Definitive Agreement shall have the meanings ascribed to such terms in the Definitive Agreement.

        Section 3. Conditions Precedent.

            3.1 Conditions Precedent to the Interim Loans. The obligation of QUALCOMM to make the initial Interim Loan is subject to the satisfaction (or waiver by QUALCOMM in its sole discretion) of the following conditions precedent:

                   (a) Sprint Settlement Agreement. Delivery to QUALCOMM of a fully executed Sprint Settlement Agreement.

                   (b) Amended and Restated Shareholders' Agreement and Amendment to the Bylaws of each member of the Borrower Grow. Delivery to QUALCOMM of the fully executed Amended and Restated Shareholders' Agreement in the form of Exhibit I and an amendment in form and substance reasonably satisfactory to QUALCOMM, to the bylaws of each member of the Borrower Group.

                   (c) Interim Business Plan. Delivery to QUALCOMM of the Interim Business Plan.

                   (d) Amendment to Collateral Agency Agreement. Delivery to QUALCOMM of the fully executed Amendment No. 2 to the Collateral Agency Agreement substantially in the form of Exhibit J.

                   (e) Amendment to the Intercreditor Agreement. Delivery to QUALCOMM of the fully executed Amendment No. 2 to the Intercreditor Agreement substantially in the form of Exhibit K.

                   (f) Stock Option Agreement. Delivery to QUALCOMM by Holdings of the fully executed stock option agreement in the form of Exhibit F-1 and a fully executed Spanish translation of the stock option agreement in the form of Exhibit F-2.

                   (g) Waivers and Acknowledgment Letter. Delivery to QUALCOMM of the fully executed Notice and Request for Amendments and Waivers Letter in the form of Exhibit L.

                   (h) Sale Transaction Proceeds Allocation Agreement. Delivery to QUALCOMM of the fully executed Sale Transaction Proceeds Allocation Agreement in the form of Exhibit D.

                   (i) Interim Loan Pagare. Delivery to QUALCOMM of the fully executed Interim Loan Pagare in the form of Exhibit A-1 evidencing the Interim Loans funded on such date.

                   (j) Funding of Backstop Fee Loan. Delivery to QUALCOMM of the executed Backstop Fee Loan Pagare in the form of Exhibit A-2 evidencing the Backstop Fee Loan.

                   (k) Opinions of Counsel. Delivery to QUALCOMM of opinions, each dated the date that all the conditions precedent in this Section 3.1 have been satisfied and addressed to QUALCOMM and its agents, of:

              (i) Fried Frank Harris Shriver & Jacobson, special New York counsel to Borrower, in substantially the form of Exhibit M-1; and

              (ii) Mijares, Angoitia, Cortes y Fuentes, S.C., Mexico counsel to
                   Borrower, in substantially the form of Exhibit M-2.

                   (1) Reaffirmation of all Guarantees and Counter-Guarantees. Delivery to QUALCOMM of fully executed reaffirmations of the guarantees set forth on Schedule 1.

                   (m) Resolutions. On or before the Closing Date, all corporate, partnership and other proceedings taken by each member of the Borrower Group or to be taken in connection with the transactions contemplated by this Agreement, and all documents incidental to such transactions, shall be reasonably satisfactory in form and substance to QUALCOMM and its counsel, and QUALCOMM and such counsel shall have received all such counterpart originals or certified copies of such documents, opinions, certificates, and evidence as they may reasonably request.

                   (n) Alcatel Lender Consents. Delivery to QUALCOMM of fully executed consents, acknowledgements and agreements to the Transaction Documents by the Alcatel

Administrative Agent, the Intercreditor Agent and the Collateral Agent, in form and substance satisfactory to QUALCOMM.

                   (o) Appointment of Process Agent. Evidence reasonably satisfactory to QUALCOMM that (i) each member of the Borrower Group has irrevocably appointed as its agent for service of process the Process Agent, and
(ii) the Process Agent has accepted the appointment and has agreed to forward forthwith to each member of the Borrower Group all notices and legal process addressed to such member of the Borrower Group upon receipt by such Process Agent.

                   (p) Appointment of Process Agent under the Sale Transaction Proceeds Allocation Agreement. Evidence reasonably satisfactory to QUALCOMM that
(i) each Appointing Shareholder (as defined in the Sale Transaction Proceeds Allocation Agreement) has irrevocably appointed as its agent for service of process the Person or Persons so specified in Section 10 of the Sale Transaction Proceeds Allocation Agreement for purposes of both the Sale Transaction Proceeds Allocation Agreement and any participation agreement under which such Appointing Shareholder is a Participant, and (ii) each such agent has accepted the appointment and has agreed to forward forthwith to each Appointing Shareholder all notices and legal process addressed to such Appointing Shareholder upon receipt by such agent.

                   (q) Amendment No. 4 to OUALCOMM Credit Agreement. Delivery to QUALCOMM of the fully executed Amendment No. 4 to QUALCOMM Credit Agreement in the form of Exhibit N.

            3.2 Conditions Precedent to the Additional Interim Loans. The obligation of QUALCOMM to make, or cause to be made, the initial Additional Interim Loans is subject to the satisfaction (or waiver by QUALCOMM in its sole discretion) of the following conditions precedent and upon request from Borrower the Administrative Agent shall provide confirmation that all conditions precedent have been satisfied or otherwise waived by QUALCOMM:

                   (a) Stock Option Agreement. Delivery to QUALCOMM by Holdings of the fully executed stock option agreement in the form of Exhibit F-3 and a fully executed Spanish translation of the stock option agreement in the form of Exhibit F-4.

                   (b) Business Plan. Delivery of the Business Plan in form and substance reasonably satisfactory to QUALCOMM.

                   (c) Additional Interim Loan Pagare. Delivery of the initial Additional Interim Loan Pagare in the form of Exhibit A-3.

                   (d) Interim Loans. The Interim Loan Commitments shall have been fully utilized.

                   (e) Reaffirmation of all Guarantees and Counter-Guarantees. Solely with respect to the initial Additional Interim Loan, delivery to QUALCOMM of fully executed reaffirmations of the guarantees set forth on Schedule 1.

                    (f) Resolutions. On or before the Additional Interim Loan Funding Closing Date, all notarized corporate, partnership and other proceedings taken by each member of the Borrower Group or to be taken in connection with the transactions contemplated by this Agreement, and all documents incidental to such transactions, shall be reasonably satisfactory in form and substance to QUALCOMM and its counsel, and QUALCOMM and such counsel shall have received all such counterpart originals or certified copies of such documents, opinions, certificates, and evidence as they may reasonably request.

                   (g) Amendment No. 5 to OUALCOMM Credit Agreement. Delivery to QUALCOMM of the fully executed Amendment No. 5 to QUALCOMM Credit Agreement in the form of Exhibit O.

                   (h) Amendment No. 1 to Electro Banque Facility 2 Credit Agreement. Delivery to QUALCOMM of the fully executed Amendment No. 1 to Electro Banque Facility 2 Credit Agreement in the form of Exhibit P.

                   (i) Participation Agreement. On or before the Additional Interim Loan Funding Closing Date, the Participation Agreement shall be fully executed in form and substance satisfactory to QUALCOMM.

                   (j) Opinions of Counsel. Solely with respect to the initial Additional Interim Loan, delivery to QUALCOMM of opinions, each dated the date that all the conditions precedent in this Section 3.2 have been satisfied and addressed to QUALCOMM and its agents, of:

               (i) Fried Frank Harris Shriver & Jacobson, special New York counsel to Borrower, in substantially the form of Exhibit M-3; and

               (ii) Mijares, Angoitia, Cortes y Fuentes, S.C., Mexico counsel to
                    Borrower, in substantially the form of Exhibit M-4.

            3.3 Conditions Precedent to the Backstop Fee Loan. The obligation of QUALCOMM to make the Backstop Fee Loan is subject to Borrower's delivery of the duly executed Backstop Fee Loan Pagare in the form of Exhibit A-2 in the amount of $5,000,000.00 evidencing the Backstop Fee Loan.

            3.4 Conditions Precedent to all Special Loans. The obligation of QUALCOMM to make any Special Loan is subject to the satisfaction (or waiver by QUALCOMM in its sole discretion) of the following conditions:

                   (a) Representations and Warranties. At the time of the Borrowing of each Special Loan and also after giving effect thereto, all representations and warranties made in Section 6 of this Agreement, Section 5 of the Credit Agreement and Article VII of the Electro Banque Facility 2 Credit Agreement (unless expressly waived pursuant to this Agreement) shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Borrowing, except to the extent that such representations and warranties (i) expressly relate to an earlier date or (ii) fail to be true and correct solely as a result of a Covered Default.

                   (b) Loan Request. QUALCOMM shall have received a Loan Request meeting the requirements of Section 2.1(d).

                   (c) No Default. Immediately before and after giving effect to the disbursement of such Special Loan, no Default or Event of Default (other than a Covered Default) shall have occurred and be continuing.

                   (d) Material Adverse Effect. Since the delivery of the last
(i) Interim Business Plan approved by QUALCOMM or (ii) Business Plan approved by QUALCOMM, no event, circumstance or condition shall have occurred that constitutes a Material Adverse Effect and QUALCOMM has provided notice to Borrower that a Material Adverse Effect exists.

                   (e) Acknowledgment of Indebtedness. Delivery of an acknowledgment of indebtedness instrument evidencing the Special Loan funded by QUALCOMM on terms satisfactory to QUALCOMM notarized by a notary public acceptable to QUALCOMM.

                   (f) Regulatory Approvals. Delivery of documentation reasonably satisfactory to QUALCOMM evidencing the satisfaction of, and compliance with, the regulatory milestone on or before the date set forth for such milestone as set forth in Schedule 3, unless such documentation has previously been delivered to QUALCOMM in connection with a prior Loan Request.

                   (g) Other Documents. QUALCOMM shall have received such other statements, certificates, agreements, opinions, information, documents and evidence with respect to matters relating to or affecting the Special Loans as QUALCOMM may reasonably request.

                   (h) Purchase of Participation. Solely with respect to Additional Interim Loans advanced from the Tranche B Commitment pursuant to this Agreement, QUALCOMM shall have purchased from Electro Banque a participation under the Participation Agreement in the amount to be advanced.

                   (i) Additional Interim Loan Pagare. Solely with respect to Additional Interim Loans (other than the initial Additional Interim Loan), delivery of the appropriate Additional Interim Loan Pagare.

        Section 4. Conditional Waivers. QUALCOMM, Ericsson and the Administrative Agent (a) waive the conditions precedent in Section 4.2 of the Credit Agreement with respect to the satisfaction of the conditions precedent set forth in Section 3.02(b) of the Common Agreement regarding the non-existence of an Event of Default solely with respect to Covered Vendor Parties Defaults and solely to permit funding of the Special Loans under this Agreement and consent to the funding of such Special Loans by QUALCOMM, and (b) solely to the extent necessary to permit funding of Special Loans pursuant to this Agreement, waive the conditions precedent under Section 3.2 of Amendment No. 3 to Amended and Restated Credit Agreement, dated as of October 10, 2001 ("Amendment No. 3") including the condition that requires the Ericsson Additional Commitment (as defined in Amendment No. 3) to have been fully utilized by Borrower prior to the making of loans by QUALCOMM under the QUALCOMM Additional Commitment (as defined in Amendment No. 3).

            Electro Banque and the Facility 2 Administrative Agent (a) waive the condition precedent in Section 6.02(b) of the Electro Banque Facility 2 Credit Agreement with respect to the satisfaction of the conditions precedent set forth in Section 3.02(b) of the Common Agreement regarding the non-existence of an Event of Default solely with respect to Covered Vendor Facility Defaults (and not for any other purpose), (b) solely to the extent necessary to permit funding of Additional Interim Loans from the Tranche B Term Facility pursuant to this Agreement (and not for any other purpose) and subject to clause (a) of this paragraph, waive the conditions precedent in Sections 6.01 and 6.02 of the Electro Banque Facility 2 Credit Agreement, and (c) consent to the funding of such Additional Interim Loans by Electro Banque (at the request of Borrower and approved by QUALCOMM).

            QUALCOMM, Alcatel, Ericsson, the Administrative Agent, Electro Banque and the Facility 2 Administrative Agent (a) acknowledge and consent to
(i) the use of proceeds of the Special Loans to be made under this Agreement, the Credit Agreement and the Electro Banque Facility 2 Credit Agreement and (ii) the terms and conditions of the Special Loans to be made by QUALCOMM pursuant to this Agreement or by Electro Banque (at the request of Borrower and approved by QUALCOMM) pursuant to the Electro Banque Facility 2 Credit Agreement, including the interest rate and the maturity of such Special Loans (other than Additional Financing Facility Loans), and (b) confirm and acknowledge that the Special Loans constitute Senior Indebtedness, notwithstanding any provision of the Common Agreement to the contrary.

            Borrower and the other members of the Borrower Group acknowledge that Electro Banque has no obligation to advance Additional Interim Loans from the Tranche B Commitment unless and until QUALCOMM purchases from Electro Banque, pursuant to the Participation Agreement, a participation in the amount to be advanced.

        Section 5. Covenants of Borrower.

              5.1 Statements and Use of Proceeds.

                   (a) Operating Statements. Borrower shall furnish to QUALCOMM no later than each Monday at 11:00 a.m., San Diego time, commencing with the first Monday after the funding of the initial Interim Loan, an operating statement for the Business for the week ending the prior Friday, in form and substance satisfactory to QUALCOMM. Such operating statement shall set forth for each such period (a) all expenditures (actual and accrued detailed separately) for Operating Costs, Working Capital, Financing Costs and Capital Expenditures,
(b) all cash received (from accounts receivables and sales) from the Business for the prior week, (c) operating information, including without limitation, Subscribers and other performance statistics, and (d) a status report of all accounts payable and receivables outstanding at the end of such period.

                   (b) Other Financial Statements and Reports. Borrower shall furnish to QUALCOMM on the respective due dates set forth in the Definitive Agreement, the consolidated balance sheets or equivalent statements of financial position, the management reports and all similar documents of the Borrower Group required to be provided to the Transition Committee (as defined in the Definitive Agreement) pursuant to the Definitive Agreement.

                   (c) Backstop Fee Loan Proceeds. Borrower shall use the proceeds of the Backstop Fee Loan to pay the backstop commitment fee due and payable to QUALCOMM (the "Backstop Fee") in connection with a financial accommodation previously provided by QUALCOMM to Borrower.

                   (d) Additional Interim Loans Proceeds. Borrower shall use the proceeds of the Additional Interim Loans to operate in accordance with the Business Plan.

                   (e) Accelerated Disbursement of Additional Interim Loans. Notwithstanding anything to the contrary in this Agreement, Borrower may accelerate the funding of Additional Interim Loans (if a change in market conditions so requires in order to achieve the commercial objectives of the Business Plan), subject to the prior written consent of QUALCOMM (which consent shall not be unreasonably withheld).

                   (f) Appointment of Process Agent. Prior to May 31, 2002 (i) each member of the Borrower Group shall have irrevocably appointed as its agent for service of process the Process Agent, and (ii) the Process Agent shall have accepted such appointment and agreed to forward forthwith to each member of the Borrower Group all notices and legal process addressed to such member of the Borrower Group upon receipt by such Process Agent.

                   (g) Corporate Actions. Each member of the Borrower Group shall take, prior to the Additional Interim Loan Funding Closing Date, all corporate actions necessary to authorize the execution, delivery and performance by it of each Transaction Document to which it is a party.

            5.2 Regulatory Approvals. Borrower shall use its best efforts to satisfy the milestones for obtaining governmental approvals on or before the dates set forth for such milestones as set forth in Schedule 3.

            5.3 Borrower Group Release. Each member of the Borrower Group agrees on the date the Special Loans are repaid in full, to execute and deliver a letter of release substantially in the form attached to this Agreement as Exhibit E.

        Section 6. Representations and Warranties. Each member of the Borrower Group, jointly and severally, makes the representations and warranties contained in this Section 7 for the benefit of the QUALCOMM Lenders and the QUALCOMM Administrative Agent.

                   (a) All the regulatory approvals required for the execution, delivery and performance of each Transaction Document, and for the Borrowing and payment of Special Loans by the Borrower, have been obtained and are in full force and effect.

                   (b) The representations and warranties of each member of the Borrower Group contained in the Credit Agreement are (before and after giving effect to this Agreement) true and correct as if made as of the date of this Agreement except to the extent that such representations and warranties (i) expressly relate to a different date or (ii) fail to be true and correct solely as a result of a Covered Default.

                   (c) This Agreement and each other Transaction Document, when executed and delivered by the members of the Borrower Group on or before the date this representation is made or deemed made, constitutes the legal, valid and binding obligation of such member enforceable in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency and other similar laws affecting creditors' generally and
(ii) general equitable principles regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

                   (d) All authorizations, consents and permits necessary under Applicable Law in connection with the due execution and delivery of, and performance by each member of the Borrower Group of its obligations under, each Transaction Document to which it is a party have been duly obtained.

                   (c) No member of the Borrower Group is in default with respect to any order of any court, arbitrator, administrative agency or other Governmental Authority, other than any order that is the subject of a Good Faith Contest or other order the default under which, or the non-compliance with which, would not reasonably be expected to result in a Material Adverse Effect. There is no injunction, writ, or preliminary restraining order of any nature issued by an arbitrator, court or other Governmental Authority directing that any of the transactions provided for in this Agreement or any other Transaction Document not be consummated as herein or therein provided.

                   (f) No Event of Default or Bridge Event of Default has occurred and is occurring other than Covered Defaults.

                   (g) All events or conditions occurring prior to the Signing Date that could reasonably be expected to have a Material Adverse Effect have been previously disclosed by Borrower in writing to QUALCOMM. Since the Signing Date, no event has occurred that could reasonably be expected to have a Material Adverse Effect.

                   (h) The Business Plan has been prepared by Borrower and the other members of the Borrower Group in good faith on the basis of assumptions that were reasonable at the time the Business Plan was prepared (or updated as required under this Agreement) and that are consistent with the terms of all contracts, agreements and instruments (other than contracts, agreements and instruments expressly stated in the Business Plan to be modified or terminated, if any) to which any member of the Borrower Group is a party or by which its properties are bound.

        Section 7. Events of Default. A breach of any of the covenants set forth in Section 5 of this Agreement, the failure by Borrower to perform any of its material obligations under this Agreement or the failure of any of Borrower's representations to be true and correct at any time shall constitute an Event of Default under the Credit Agreement, the Electro Banque Facility 2 Credit Agreement and the Common Agreement and QUALCOMM shall be entitled to exercise the remedies set forth in the Common Agreement, the Security Documents or the Financing Agreements or as otherwise available at law or in equity.

        Section 8. Miscellaneous.

                   (a) Reference to and Effect on the Credit Agreement and the other Financing Agreements. The execution, delivery and performance of this Agreement shall not, except as expressly provided in this Agreement, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent, Electro Banque and the Facility 2 Administrative Agent under, the Credit Agreement or the Electro Banque Facility 2 Credit Agreement, as applicable, or any of the other Financing Agreements.

                   (b) Fees and Expenses. Borrower acknowledges that all reasonable costs, fees and expenses incurred by QUALCOMM and its counsel with respect to this Agreement, the extension of credit under this Agreement, the making or collection of the Special Loans, and the documents and transactions contemplated in this Agreement shall be for the account of Borrower and shall be payable by Borrower on demand.

                   (c) Execution in Counterparts: Effectiveness. This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

                   (d) Headings. Section and subsection headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                   (e) Severability. If any provision contained in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                   (f) Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY TO THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY SUCH COURT, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY

CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS (INCLUDING MEXICO) BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT QUALCOMM, THE ADMINISTRATIVE AGENT OR ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST BORROWER OR THE BORROWER GROUP OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

                   (g) Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CREDIT AGREEMENT, THE PAGARES OR THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY TO THIS AGREEMENT (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                   (h) Currency of Payment. The obligation of Borrower and the other members of the Borrower Group to pay in Dollars those amounts of the sums specified to be due in Dollars, under this Agreement, the Credit Agreement, the Pagare or the applicable documents executed in connection with this Agreement (the "Loan Document Currency") shall not be deemed to have been novated, discharged or satisfied by any tender of (or recovery under judgment expressed in) any currency other than the Loan Document Currency, except to the extent to which such tender (or recovery) shall result in the effective payment of such aggregate amount in the applicable Loan Document Currency at the place where such payment is due and, accordingly, the amount (if any) by which any such tender (or recovery) shall fall short of such amount shall be and remain due to QUALCOMM, as the case may be, as a separate Obligation, unaffected by judgment having been obtained (if such is the case) for any other amounts due in respect of this Agreement, the Credit Agreement, the Pagare or the applicable documents executed in connection with this Agreement.

                   (i) English Language. This Agreement is made in the English language. One Spanish language translation of this Agreement prepared (if requested by QUALCOMM) at Borrower's expense by an official public interpreter and approved by Mexican counsel to Borrower and Mexican counsel to Lenders under this Agreement shall be the agreed Spanish language translation of this Agreement for all purposes. Such translation and no other may be filed in one or more public registries in Mexico or used in any proceeding in Mexico. For all purposes, the English language version of this Agreement shall be the original instrument and in all cases of conflict between the English and the Spanish versions, the English version shall control.

                   {j) Appointment of Process Agent. Each member of the Borrower Group hereby agrees that service of all writs, process and summonses in any suit, action or proceeding brought in the State of New York relating to this Agreement or any of the other Transaction Documents may be made upon CT Corporation System, presently located at 111 Eighth Avenue, 13th Floor, New York, New York 10011, U.S.A. (the "Process Agent"), and each member of the Borrower Group hereby confirms and agrees that the Process Agent has been duly and irrevocably appointed as its agent and true and lawful attorney-in-fact in its name, place and stead to receive and forward such service of any and all such writs, process and summonses for a period ending no earlier than December 31, 2003 and, thereafter, for subsequent one-year periods, so long as this Agreement is in full force and effect, until the obligations of each member of the Borrower Group under this Agreement have been fulfilled, the Special Loans have been paid in full and the Special Loan Commitments have been irrevocably terminated. Each member of the Borrower Group agrees that the failure of the Process Agent to give any notice of any such service of process to such member of the Borrower Group shall not impair or affect the validity of such service or of any judgment based thereon. Each member of the Borrower Group hereby further irrevocably consents to the service of process in any suit, action or proceeding in said courts by the mailing thereof by any party hereto by registered or certified mail, postage prepaid, at Paseo de los Tamarindos 400-A, Piso 24, Bosques de las Lomas, Mexico, D.F. 05120, Mexico, Attention: Director General.

                             [SIGNATURES TO FOLLOW]

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the data first above written.

PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V.

By:  /s/
   -------------------------------
Name:
Title:


PEGASO TELECOMUNICACIONES, S.A. DE C.V.

By:  /s/
   -------------------------------
Name:
Title:

PEGASO PCS, S.A. DE C.V.


By:  /s/
   -------------------------------
Name:
Title:

PEGASO FINANZAS, S.A. DE C.V.

By:  /s/
   -------------------------------
Name:
Title:

PEGASO RECURSOS HUMANOS, S.A. DE C.V.

By:  /s/
   -------------------------------
Name:
Title:

PEGASO FINCO I, S.A DE C.V.

By:  /s/
   -------------------------------
Name:
Title:

QUALCOMM INCORPORATED
as a Lender

By: /s/
   -------------------------------
Name:
Title: President

ELECTRO BANQUE
--------------------------------------------
as a lender under the Electro Banque Facility 2 Credit Agreement

By: /s/
   -------------------------------
Name:
Title: Director


By: /s/
   -------------------------------
Name:
Title: Deputy Head of Banking Dept.

Consented and agreed to and acknowledged,
with respect to the provisions set forth in Section 4
as of the date first written above, by:

TELEFONAKTIEBOLAGET L.M. ERICSSON (PUBL) as a Lender


By: /s/
   -------------------------------
Name:
Title:

By: /s/
   -------------------------------
Name:
Title:

ABN AMRO BANK N.V.
as Administrative Agent

By: /s/
   -------------------------------
Name:
Title: Group Vice President


By: /s/
   -------------------------------
Name:
Title: AVP

ALCATEL

By: /s/
   -------------------------------
Name:
Title: Alcatel Director, Deputy CFO

ELECTRO BANQUE
as Facility 2 Administrative Agent

By: /s/
   -------------------------------
Name:
Title: Director

By: /s/
   -------------------------------
Name:
Title: Deputy Head of Banking Dept.